                          THE GREATER CHINA FUND, INC.

                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019




                                                                 March 23, 2000

To the Stockholders:

     The Annual Meeting of Stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 9:30 A.M. on May 3, 2000, at the offices of the administrator, Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 14th Floor, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     At the Annual Meeting, stockholders will elect certain of the Fund's Directors whose terms expire in 2000 and consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants. There will also be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that stockholders vote in favor of each of the foregoing matters.



                                        Respectfully,


/s/ RONALD G.M. WATT                    /s/ RICHARD B. BRADLEY


RONALD G.M. WATT                        RICHARD B. BRADLEY
President                               Chairman of the Board







--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.
--------------------------------------------------------------------------------

                          THE GREATER CHINA FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 on May 3, 2000 at 9:30 A.M. for the following purposes:

     (1) To elect three Class III Directors to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2003 or until their respective successors shall have been duly elected and qualified.

     (2) To ratify the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

     (3) To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on March 22, 2000 are entitled to vote at the meeting or any adjournments thereof.



                                        By order of the Board of Directors,


                                        /s/ PETER C. CAIRNS


                                        PETER C. CAIRNS,
                                        Secretary

March 23, 2000

--------------------------------------------------------------------------------
IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 on May 3, 2000, at 9:30 A.M., and at any adjournments thereof.

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about March 27, 2000. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Paul H. Schubert, Assistant Secretary to the Fund, c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, New York 10019) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Holders of record of the common stock of the Fund at the close of business on March 22, 2000, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 12,593,049 shares of common stock outstanding on the record date. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.


                           (1) ELECTION OF DIRECTORS

     The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Richard Graham, John A. Hawkins and Tak Lung Tsim, constituting Class III Directors, expire at the 2000 Annual Meeting of Stockholders.

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund to serve as Class III Directors of the Fund for a term expiring on the date of the 2003 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.


                                    CLASS III

                                 Richard Graham
                                 John A. Hawkins
                                  Tak Lung Tsim

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS


     The following table sets forth certain information concerning each of the Directors and nominees for Director of the Fund. Each of the nominees is currently a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                               YEAR        OWNED ON
                                        PRESENT OFFICE WITH THE FUND;          FIRST       DECEMBER    PERCENT
                                           PRINCIPAL OCCUPATION OR            BECAME         31,         OF
NAME (AGE)                              EMPLOYMENT AND DIRECTORSHIPS        A DIRECTOR     1999(1)      CLASS
--------------------------------- ---------------------------------------- ------------ ------------- --------
Edward Y. Baker (65) ............ Director; Consultant; Chairman, SSgA     1992             1,000         (2)
                                  Canada Advisory Committee; Director,
                                  Canada Life of America Series Fund
                                  Inc.; Trustee, Rogers Sugar Income
                                  Fund; previously President, Chief
                                  Executive Officer, HOOPP Investment
                                  Management Limited and Chief
                                  Investment Officer, Hospitals of
                                  Ontario Pension Fund.
Richard B. Bradley (62) ......... Chairman and Director; Director of The   1992             2,000         (2)
                                  Aberdeen New Dawn Investment
                                  Trust Limited; Director of Photobition
                                  Group plc; previously Group
                                  Managing Director of Asia Equity
                                  Holdings.
John A. Bult (63)* .............. Director; Chairman of PaineWebber        1992             5,997         (2)
                                  International Inc.; Director of The
                                  Germany Fund, Inc.; The New
                                  Germany Fund, Inc.; The Central
                                  European Equity Fund, Inc.; The
                                  France Growth Fund, Inc.
Richard Graham (41)* ............ Director; Director and Head of Product   1993                --       --
                                  Specialists, Baring Asset Management;
                                  previously head of ING Barings Group
                                  in China and Chairman of the British
                                  Chamber of Commerce in Shanghai.
                                                                                (table continued on next page)

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                YEAR        OWNED ON
                                         PRESENT OFFICE WITH THE FUND;          FIRST       DECEMBER    PERCENT
                                            PRINCIPAL OCCUPATION OR            BECAME         31,         OF
NAME (AGE)                               EMPLOYMENT AND DIRECTORSHIPS        A DIRECTOR     1999(1)      CLASS
---------------------------------- ---------------------------------------- ------------ ------------- --------
John A. Hawkins (57) ............. Director; Executive Vice President and   1992                 --      --
                                   Executive Committee Member of The
                                   Bank of Bermuda Limited; Director of
                                   Bermuda Far East Properties Limited;
                                   Bermuda International Investment
                                   Management Limited; Bermuda Trust
                                   Company Limited; Bermuda Equity
                                   Funds Limited; Bermuda Money
                                   Funds Limited; Global Manager
                                   Limited; Management International
                                   (Bermuda) Limited; Bermuda
                                   Investments (Europe) Limited.
Hugh Lynch (62) .................. Director; Managing Director of           2000                 --      --
                                   International Investments at General
                                   Motors Investment Management
                                   Corporation ("GMIMCo"); member of
                                   General Motors Investment Policy
                                   Committee and GMIMCo's
                                   Management Council and Asset
                                   Allocation Committee; Director of
                                   Capital International's Emerging
                                   Markets Growth Fund; Trustee of
                                   Morgan Grenfell Investment Trust.
Jonathan J.K. Taylor (56) ........ Director; Chairman and Managing          1992              2,000        (2)
                                   Director of Dragon Partners Limited;
                                   Director, Schroder Japan Growth Fund
                                   Limited; Director, Onyx Country
                                   Estates Limited; Onyx Town Estates
                                   Limited; previously Director of Baring
                                   Asset Management Limited and
                                   Baring Asset Management (Holdings)
                                   Limited.
Tak Lung Tsim (53) ............... Director; Principal, T.L. Tsim &         1992              1,000        (2)
                                   Associates Ltd.; Member of Li Po
                                   Chun United World College of Hong
                                   Kong; Director of Playmates Toys
                                   Holdings Limited; Director of Prestige
                                   Properties Holdings Limited; Director
                                   of New-Alliance Asset Management
                                   (Asia) Ltd.
All Directors and Officers
as a group .......................                                                           11,997        (2)

----------
* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager. Mr. Graham is deemed to be an interested person due to his affiliation with the Fund's investment manager, Baring Asset Management (Asia)

      Ltd., 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of PaineWebber Incorporated, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)   Represents less than 1% of the Fund's outstanding common stock.

                               ----------------

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Fund's knowledge, as of March 22, 2000, the only person to have beneficial ownership of more than 5% of the outstanding voting stock is as follows:


             NAME AND ADDRESS                     AMOUNT OF
               OF BENEFICIAL                     BENEFICIAL          PERCENTAGE OF
                   OWNER                          OWNERSHIP        OUTSTANDING SHARES
------------------------------------------   ------------------   -------------------
  President & Fellows of Harvard College     1,608,415 shares             12.8%
  c/o Harvard Management Co., Inc.
  600 Atlantic Avenue
  Boston, MA 02210

COMMITTEES OF THE BOARD--BOARD MEETINGS

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee.

     The Board of Directors of the Fund met three times during the fiscal period ended December 31, 1999. During such period each Director other than Mr. Hawkins attended at least 75% of all meetings of the Board of Directors and the committees of the Board on which they served.


EXECUTIVE COMMITTEE

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee did not meet during the fiscal period ended December 31, 1999.


AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Lynch and Tsim, each of whom is not an interested person of the Fund or of Baring Asset Management (Asia) Ltd. within the meaning of Section 2(a)(19) of the 1940 Act (a "Noninterested Director") and is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Audit Committee met three times during the fiscal period ended December 31, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee does not have a written charter.

     The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on such review and these discussions, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 1999.


NOMINATING COMMITTEE

     The Board has a Nominating Committee consisting of Messrs. Baker, Bradley and Bult. The Nominating Committee is responsible for selecting the Fund's nominees to be submitted to the stockholders for election as Directors of the Fund each year and for selecting persons to be submitted to the Board of Directors for election to fill interim vacancies on the Board. The Nominating Committee will consider nominees recommended by stockholders; provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2001 Annual Meeting of Stockholders of the Fund.


EXECUTIVE OFFICERS

     The following people are executive officers of the Fund:


                                              PRESENT OFFICE WITH THE FUND;
                                             IF ANY, PRINCIPAL OCCUPATION OR              YEAR FIRST
                                               EMPLOYMENT AND DIRECTORSHIPS                 BECAME
NAME (AGE)                                      IN PUBLICLY HELD COMPANIES               AN OFFICER(*)
---------------------------------   -------------------------------------------------   --------------
Ronald G.M. Watt (53) ...........   President; Director of Institutional and Mutual     1998
                                    Fund Group of Baring Asset Management
                                    Limited: Director of Baring International
                                    Investment (Far East) Limited.
Sam Lau (30) ....................   Vice President; Director of Institutional Group     1999
                                    of Baring Asset Management (Asia) Limited.
Peter C. Cairns (38) ............   Secretary; Director of Baring Asset                 1996
                                    Management (Asia) Limited; Baring
                                    International Fund Managers Limited; Baring
                                    International Investment (Far East) Limited;
                                    Baring (Guernsey) Limited.
Julian F. Sluyters (39) .........   Vice President; Senior Vice President and Chief     1994
                                    Administrative Officer of Mitchell Hutchins
                                    Asset Management Inc.

                                            PRESENT OFFICE WITH THE FUND;
                                           IF ANY, PRINCIPAL OCCUPATION OR             YEAR FIRST
                                            EMPLOYMENT AND DIRECTORSHIPS                 BECAME
NAME (AGE)                                   IN PUBLICLY HELD COMPANIES               AN OFFICER(*)
-------------------------------   ------------------------------------------------   --------------
Paul H. Schubert (37) .........   Treasurer and Assistant Secretary; Senior Vice     1999
                                  President and Director of the mutual fund
                                  finance department of Mitchell Hutchins
                                  Asset Management Inc.; Treasurer for other
                                  investment companies for which Mitchell
                                  Hutchins serves as investment adviser/
                                  administrator.

----------
(*) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified and all other officers hold office at the discretion of the Directors.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

     The officers receive no compensation from the Fund. The Directors who are "interested persons" of the Fund or of the Fund's investment manager, Baring Asset Management (Asia) Ltd., receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 1999 to the persons who were Noninterested Directors during such period:




                                                   PENSION OR RETIREMENT        ESTIMATED        TOTAL COMPENSATION
                                    AGGREGATE         BENEFITS ACCRUED       ANNUAL BENEFITS       FROM FUND AND
                                  COMPENSATION           AS PART OF                UPON          FUND COMPLEX PAID
       NAME OF DIRECTOR             FROM FUND          FUND EXPENSES            RETIREMENT          TO DIRECTORS
------------------------------   --------------   -----------------------   -----------------   -------------------
Edward Y. Baker ..............       $16,000               --                      --                 $16,000
Richard B. Bradley ...........       $16,000               --                      --                 $16,000
John A. Hawkins ..............       $12,000               --                      --                 $12,000
Don G. Hoff ..................       $ 9,000               --                      --                 $ 9,000
Jonathan J.K. Taylor .........       $16,000               --                      --                 $16,000
Tak Lung Tsim ................       $16,000               --                      --                 $16,000

     The Directors of the Fund do not receive any pension or retirement benefits from the Fund. Each Noninterested Director receives fees, paid by the Fund, of up to $2,000 per Directors' meeting attended and an annual Director's fee of $10,000.

     The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of the Fund's investment manager or its affiliates.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 as applied to the Fund requires the Fund's officers and Directors, persons who beneficially own more than ten percent of a registered class of the Fund's own equity securities ("ten percent stockholders"), and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no Forms 5 were required for those persons, all filings applicable to the Fund's officers, Directors and ten percent stockholders were made.


REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE THREE DIRECTOR NOMINEES.


                       (2) RATIFICATION OF THE SELECTION
                          OF INDEPENDENT ACCOUNTANTS

     At a meeting held on February 28, 2000, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has advised the

Fund that it has no direct or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions.

     The Fund's financial statements for the fiscal year December 31, 1999 were audited by PricewaterhouseCoopers LLP. In connection with its audit services, PricewaterhouseCoopers LLP reviewed the financial statements included in the Fund's annual report to stockholders and its filings with the SEC.


REQUIRED VOTE

     This selection of independent accountants is subject to the ratification or rejection by a majority of the Fund's outstanding voting securities. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.


                               (3) OTHER MATTERS

     The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.


MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Mitchell Hutchins Asset Management Inc., the Fund's Administrator, or PNC Bank, National Association, the Fund's Transfer Agent. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or personnel of the Administrator or the Transfer Agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained Shareholder Communications Corporation to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $7,500, inclusive of reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. Requests should be directed by mail to the Fund's Transfer Agent, PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809 or by telephone to (800) 852-4750.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by May 2, 2000, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

     Any proposal by a stockholder of the Fund intended to be presented at the 2001 Annual Meeting of Stockholders of the Fund must be received by Paul H. Schubert, Assistant Secretary of the Fund, c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, New York 10019, not later than November 27, 2000.


                                              By order of the Board of
                                              Directors,


                                              /s/ PETER C. CAIRNS


                                              PETER C. CAIRNS
                                              Secretary

51 West 52nd Street
New York, New York 10019
March 23, 2000

                         THE GREATER CHINA FUND, INC.
                              51 WEST 52ND STREET
                           NEW YORK, NEW YORK 10019
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Paul H. Schubert and Joanne M. Kilkeary as Proxies, each with the power to appoint his or her substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on March 22, 2000, at the Annual Meeting of Stockholders to be held on May 3, 2000, or any adjournment thereof, as follows:

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS AND
               SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:

1. Election of Directors       [ ] FOR all nominees       [ ] Withhold for all
                  nominees

          Nominees: Richard Graham, John A. Hawkins and Tak Lung Tsim

--------------------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that

                       nominee's name in the list above.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund.

   [ ] For     [ ] Against     [ ] Abstain





                                               Dated:                     ,2000
                                                     ---------------------


                                               --------------------------------
                                                          Signature


                                               --------------------------------
                                                  Signature if held jointly


                                               IF SHARES ARE HELD JOINTLY, EACH
                                               SHAREHOLDER NAMED SHOULD SIGN.
                                               IF ONLY ONE SIGNS, HIS OR HER
                                               SIGNATURE WILL BE BINDING. IF
                                               THE SHAREHOLDER IS A
                                               CORPORATION, THE PRESIDENT OR A
                                               VICE PRESIDENT SHOULD SIGN IN
                                               HIS OR HER OWN NAME, INDICATING
                                               TITLE. IF THE SHAREHOLDER IS A
                                               PARTNERSHIP, A PARTNER SHOULD
                                               SIGN IN HIS OR HER OWN NAME,
                                               INDICATING THAT HE OR SHE IS A
                                               "PARTNER."




                      SIGN, DATE AND MAIL YOUR PROXY TODAY